UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   June 14, 2006
                                                            -------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


        North Carolina              0-12781                56-1001967
------------------------------  ---------------  -------------------------------
 (State or Other Jurisdiction     (Commission           (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)


                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (336) 889-5161
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
   --------------------------------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On June 14, 2006, the Compensation Committee of the board of directors of Culp, Inc. (the "Company") approved discretionary bonuses of $10,000 to be paid for fiscal 2006 to each of the following named executive officers: Kenneth M. Ludwig, Robert G. Culp, IV, and Boyd B. Chumbley. Salary levels for all of the Company's named executive officers remain unchanged for fiscal 2007 from fiscal 2006 levels.

     On June 15, 2006, the board of directors of the Company, upon recommendation of the Compensation Committee, approved changes to the compensation to be paid to the Company's non-employee directors. The board deferred indefinitely a previously announced increase in director compensation scheduled for September 26, 2006, which would have increased such compensation to an annual retainer of $40,000 for all non-employee directors ($45,000 for the Lead Director), plus an annual grant of options to purchase 4,000 shares of the Company's stock. The current compensation arrangement, which remains unchanged, provides for each non-employee director to be paid an annual retainer of $32,500 (except the Lead Director, who will receive a $37,500 retainer), plus an annual grant of options to purchase 2,000 shares of the Company's stock. The options are to be granted under the Company's 2002 Stock Option Plan, which provides for options to be granted to directors with an exercise price equal to the fair market value on the date of grant. The options will be immediately exercisable upon grant and remain outstanding for a period of 10 years from the date of grant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2006

                                     Culp, Inc.

                                     By: /s/ Kenneth R. Bowling
                                         ----------------------
                                             Kenneth R. Bowling
                                             Vice President-Finance, Treasurer